UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 15, 2005

Advanced Photonix, Inc

(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Avenida Acaso, Camarillo, California	93012

(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code:	(805) 987-0146

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 15, 2005, Advanced Photonix, Inc. issued a press release announcing its results for the first quarter ended June 26, 2005. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
Number	Exhibit
99.1	Advanced Photonix, Inc.’s press release reporting its results for the first quarter ended June 26, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.
	By:	/s/ Richard Kurtz
Richard Kurtz, Chief Executive Officer
Dated: August 15, 2005

Exhibit Index

Exhibit
Number	Exhibit

99.1	Advanced Photonix, Inc.’s press release reporting its results for the first quarter ended June 26, 2005.